Exhibit 99.2
Goodrich Corporation Third Quarter 2006 Results October 26, 2006

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F-35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's October 26, 2006 Third Quarter 2006 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Highlights

Third Quarter 2006 Highlights Third quarter 2006 results, compared to third quarter 2005 Sales grew 5 percent, with growth in all segments Segment operating margin improved in all segments Net income per diluted share was $0.80, reflecting 63 percent growth Improved operational performance Tax settlement of $0.11 Share repurchase program approved $300 million repurchase plan authorized Expected to reduce dilution in future years from equity compensation programs Selected by Boeing 787 launch customer All Nippon Airways to supply wheels and electrically actuated brakes First electrically actuated brake provided on a large commercial aircraft Selected by Cathay Pacific Airways to supply wheels and brakes and services for its new fleet of 18 Boeing 777-300ER aircraft. Opened new nacelle integration facility in Everett, WA to support Boeing 787 program

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 3rd Qtr 2006 3rd Qtr 2005 Change Sales $1,436 $1,371 5% Segment operating income $197 $157 25% - % of Sales 13.7% 11.5% +2.2% Income - Continuing Operations - Net Income $102 $102 $61 $61 67% 67% Diluted EPS - Continuing Operations - Net Income $0.80 $0.80 $0.49 $0.49 63% 63% Third Quarter 2006 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) First Nine Months 2006 First Nine Months 2005 Change Sales $4,343 $3,999 9% Segment operating income $570 $465 22.5% - % of Sales 13.1% 11.6% +1.5% Income - Continuing Operations - Net Income $383 $384 $180 $194 113% 98% Diluted EPS - Continuing Operations - Net Income $3.03 $3.04 $1.46 $1.57 108% 94% Third Quarter YTD 2006 - Financial Summary Year-over-Year Performance

Third Quarter 2006 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Diluted EPS Third Quarter 2005 - Income from Continuing Operations $1,371 $61 $0.48 Increased overall volume, efficiency, mix, other $62 $20 $0.14 Tax settlement agreement $13 $0.11 Foreign exchange translation costs $3 ($7) ($0.05) Decreased pension expense $3 $0.03 Decreased R&D expenses $4 $0.03 Debt retirement premiums and costs, airline bankruptcy filings (3Q05) $6 $0.05 Restructuring and consolidation charges $2 $0.01 Third Quarter 2006 - Income from Continuing Operations $1,436 $102 $0.80

Third Quarter 2006 Year-over-Year Segment Results Engine Systems Segment 3rd Quarter 2006 3rd Quarter 2005 Change Change Dollars in Millions 3rd Quarter 2006 3rd Quarter 2005 $ % Sales $583 $567 $16 2.7% Segment OI $116 $104 $12 11.6% % Sales 19.9% 18.4% N/A +1.5% Included above: Restructuring and Consolidation Charges ($1) ($1) -- -- Sales: Engine Systems segment sales of $582.5 million in the quarter ended September 30, 2006 increased $15.2 million, or 2.7 percent, from $567.3 million in the quarter ended September 30, 2005. The increase was primarily due to the following: Higher large commercial airplane aftermarket (including maintenance, repair and overhaul (MRO)) volume of approximately $26 million, primarily in our aerostructures business; and Higher regional and business original equipment and aftermarket sales volume of approximately $8 million, primarily from our aerostructures business. The increase in sales was partially offset by a decline in defense sales volume of approximately $21 million, primarily associated with completed contracts in our aerostructures and customer services businesses. Operating Income: Engine Systems segment operating income of $116.2 million in the quarter ended September 30, 2006 increased $12.1 million, or 11.6 percent, from $104.1 million in the quarter ended September 30, 2005. Segment operating income was approximately $17 million higher due primarily to the higher sales volume described above. The increase in the Engine Systems segment operating income was partially offset by higher costs of approximately $5 million, including unfavorable foreign exchange translation, costs related to the implementation of an ERP system and increased costs for research and development, primarily in our aerostructures business.

GOODRICH

Third Quarter 2006
Year-over-Year Segment Results
Airframe Systems Segment

Dollars in Millions	3rd Quarter 2006	3rd Quarter 2005	Change	
			$	%
Sales	$481	$475	$6	1.2%
Segment OI	$31	$16	$15	91.3%
% Sales	6.4%	3.4%	N/A	+3.0%
Included above:				
▪ Restructuring and Consolidation Charges	--	($3)	$3	N/A

Sales:

- Airframe Systems segment sales of $481.1 million for the quarter ended September 30, 2006 increased $5.9 million, or 1.2 percent, from $475.2 million for the quarter ended September 30, 2005. The increase was primarily due to the following:
  - Higher large commercial airplane aftermarket sales volume of approximately $8 million, primarily in our landing gear and actuation systems businesses; and
  - Higher large commercial airplane original equipment sales volume of approximately $8 million. Increased sales to Boeing were partially offset by decreased sales to Airbus, primarily in support of the A380.
- The increase was partially offset by lower defense sales volume of approximately $11 million, primarily in the actuation system business.

Operating Income:

- Airframe Systems segment operating income of $30.8 million for the quarter ended September 30, 2006 increased $14.7 million, or 91.3 percent, from $16.1 million for the quarter ended September 30, 2005. This increase in operating income was a result of the following:
  - Lower costs of approximately $25 million, primarily lower research and development costs in our actuation systems business, lower warranty costs in our landing gear and wheel and brakes businesses, lower costs related to product upgrades in our wheel and brakes business, and savings from the workforce reduction in our landing gear business; and
  - Lower restructuring expenses of approximately $3 million, primarily in our actuation systems business.
- Partially offsetting these factors was increased costs of approximately $17 million, which includes raw material price inflation, primarily in the landing gear business, unfavorable foreign exchange translation, primarily in the actuation systems and landing gear businesses, and costs related to the implementation of an ERP system.

10

Third Quarter 2006 Year-over-Year Segment Results Electronic Systems Segment Sales Electronic Systems segment sales of $372.4 million in the quarter ended September 30, 2006 increased $44.4 million, or 13.5 percent, from $328 million in the quarter ended September 30, 2005. The increase was primarily due to: Higher defense and space sales volume of approximately $21 million, primarily in our optical and space systems, fuel and utility systems, and power systems businesses, partially offset by a decline in sales volume in our lighting systems business; Higher large commercial OE and aftermarket sales volume of approximately $13 million in all of our businesses; and Higher regional, business and general aviation airplane original equipment and aftermarket sales volume of approximately $8, million, primarily in our aircraft interior products, sensor systems and lighting systems businesses, partially offset by a decline in sales volume in our power systems business. Operating Income: Electronic Systems segment operating income of $50.4 million in the quarter ended September 30, 2006 increased $13.2 million, or 35.5 percent, from $37.1 million in the quarter ended September 30, 2005. Segment operating income was higher due to: Higher sales volume as described above generating operating income of approximately $16 million, which includes operating income from SUI (formerly Sensors Unlimited), which was acquired during the quarter ended December 31, 2005; and Lower research and development costs of $5 million, primarily in the power systems and aircraft interior products systems businesses. Partially offsetting these factors was increased operating costs of approximately $7 million, primarily in our aircraft interior products, sensor systems, and fuel and utility systems businesses, unfavorable foreign exchange translation, primarily in the lighting systems and power systems businesses, and costs related to the implementation of an ERP system. 3rd Quarter 2006 3rd Quarter 2005 Change Change Dollars in Millions 3rd Quarter 2006 3rd Quarter 2005 $ % Sales $372 $328 $44 13.5% Segment OI $50 $37 $13 35.5% % Sales 13.5% 11.3% N/A +2.2% Included above: Restructuring and Consolidation Charges -- -- N/A N/A

Summary Cash Flow Information Item (Dollars in Millions) 3rd Quarter 2006 3rd Quarter 2005 Net income $102 $61 Cash outflow for restructuring and consolidation charges ($1) ($4) Depreciation and Amortization $59 $58 Working Capital* - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($95) ($89) Deferred income taxes and taxes payable ($88) $9 Accrued expenses, other ($21) $53 Cash Flow from Operations ($44) $88 Pension Contributions - worldwide $86 $33 Capital Expenditures ($59) ($37) * 3rd quarter 2006 Includes ($48) million increase in Preproduction and Excess over Average Inventory

Sequential Quarter Financial Results

(Dollars in Millions, excluding EPS) 3rd Quarter 2006 2nd Quarter 2006 Change Sales $1,436 $1,483 (3%) Segment operating income $197 $203 (3%) - % of Sales 13.7% 13.7% -- Income - Continuing Operations - Net Income $102 $102 $81 $81 26% 26% Diluted EPS - Continuing Operations - Net Income $0.80 $0.80 $0.64 $0.64 25% 25% Third Quarter 2006 - Financial Summary Sequential Performance

Third Quarter 2006 Sequential Period Segment Results 3rd Quarter 2006 2nd Quarter 2006 Change Change Dollars in Millions 3rd Quarter 2006 2nd Quarter 2006 $ % Sales Engine Systems Airframe Systems Electronic Systems Total Sales $583 $481 $372 $1,436 $635 $488 $360 $1,483 ($52) ($7) $12 ($47) (8.2%) (1.5%) 3.4% (3.2%) Segment OI Engine Systems Airframe Systems Electronic Systems Total Segment OI $116 $31 $50 $197 $129 $28 $46 $203 ($13) $3 $4 ($6) (9.9%) 10.0% 10.0% (2.6%) Segment Margin Engine Systems Airframe Systems Electronic Systems Overall Segment Margin 19.9% 6.4% 13.5% 13.7% 20.3% 5.7% 12.7% 13.7% N/A N/A N/A N/A (0.4%) 0.7% 0.8% --

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 9 17 7 27 7 3 25 5 First Nine Months 2006 Sales by Market Channel Total Sales $4,343M Large Commercial Aircraft Aftermarket 27% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 9% Airbus Commercial OE 17% Defense & Space, OE & Aftermarket 25% Other 5% Heavy A/C Maint. 3% OE AM Balanced business mix Regional, Business & Gen. Av. OE 7% Total Commercial Aftermarket 37% Total Commercial OE 33% Total Defense and Space 25%

Engine Systems Segment Sales Mix Sales by Market Channel Q3 YTD 2006 Actual Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other 9 26 6 34 6 0 13 7 Other 7% Boeing Commercial OE 8% Airbus Commercial OE 26% Large Commercial Aircraft Aftermarket 34% Regional, Business & General Aviation Aftermarket 6% Defense & Space, OE & Aftermarket 13% Regional, Business and General Aviation OE 6% High, sustainable margins Highest Airbus OE content Highest, fastest growth aftermarket proportion Growth in Regional OE

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 14 12 6 26 7 8 24 3 Airframe Systems Good Balance Airbus and Boeing Commercial & Military High aftermarket content Significant margin expansion opportunity Sales by Market Channel 3Q YTD 2006 Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 14% Airbus Commercial OE 12% Defense & Space, OE & Aftermarket 24% Other 3% Heavy A/C Maint. 8% Regional, Business & Gen. Av. OE 6% Large Commercial Aircraft Aftermarket 26%

Electronic Systems Segment Almost 50% Defense & Space sales Products generally lower sales price/unit, but many units Numerous competitions and resulting "small" wins R&D costs higher as percentage of sales, but no "big" bets Speed to market, entrepreneurial approach key to wins; speed often more important than price Other 7% Boeing Commercial OE 4% Large Commercial Aircraft Aftermarket 17% Airbus Commercial OE 6% Regional, Business and General Aviation Aftermarket 8% Defense & Space, OE & Aftermarket 47% Sales by Market Channel 3Q YTD 2006 Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military Other East 4 6 11 17 8 39 8 Regional, Business and General Aviation OE 11%

Sales by Market Channel Third Quarter 2006 Change Analysis Market Channel Primary Market Drivers Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Market Channel Primary Market Drivers 3Q 2006 vs. 3Q 2005 3Q 2006 vs. 2Q 2006 First 9 Months 2006 vs. First Nine Months 2005 Boeing and Airbus - OE Production Aircraft Deliveries 4% (13%) 16% Regional, Business & General Aviation - OE Aircraft Deliveries 18% (3%) 22% Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size 10% (2%) 15% Defense and Space - OE and Aftermarket US, UK Defense Budgets (3%) 3% (4%) Heavy Airframe Maintenance Aircraft aging, Parked Fleet (10%) (1%) (21%) Other IGT, Other 8% 7% 6% Goodrich Total Sales 5% (3%) 9%

2006 Outlook

2006 Outlook 2006 outlook Sales outlook adjusted to $5.80 - $5.85 billion Net income per diluted share outlook increased to $3.65 - $3.70 Includes $1.15 associated with tax settlements Current outlook continues to include improved operational performance expectations Continue to expect net cash flow provided by operating activities, minus capital expenditures, to be approximately break-even Includes ($130) million of expected second half 2006 tax payments associated with tax settlements and litigation Includes ($97) million to unwind accounts receivable securitization program

2006 Sales Expectations By Market Channel Goodrich 2005 Sales Mix Market 2006 Market Growth 2006 Goodrich Growth Market expectations - 2007 and beyond 8% 16% 24% Boeing OE Del. Airbus OE Del. Total (GR Weight) 36% 10% 19% ~15% (Due to delivery lead times) Strong growth in 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 6% Regional/Bus/GA OE (Weighted) 0-5% >10% CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle 32% Aftermarket (Commercial/ Regional/Bus/GA) ~5% >10% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 28% Defense and Space OE and Aftermarket Approx. Flat Flat to slightly down OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 4% Heavy Maintenance Down >10% Sales fluctuate based on A/C age, timing and type of overhaul 6% Other ~5% 100% Total ~7% 7 - 8%

2006 Outlook Reconciliation Prior Outlook As of 7/27/06 Current Outlook As of 10/26/06 Comments Sales $5.75-5.85B $5.8-5.85B EPS - Excl. Tax 1Q06 Tax settlements 3Q06 Tax settlement Net Income $2.35-2.50 $1.05 $3.40-3.55 $2.50-2.55 $1.04 $0.11 $3.65-3.70 Continued strong aftermarket, regional OE Rohr litigation, Rohr 1995-97 audit Goodrich 1998 - 1999 examination periods Net cash flow from operating activities minus capital expenditures Approx. break-even Approx. break-even Includes expected 2nd half 2006 tax payments of approx. $130 million, unwinding of A/R securitization program ($97M), U.S. pension plan contribution of $75 million Capital Expenditures $240-260M $240-260M No change

2007 Outlook

2007 Outlook 2007 Outlook Sales - outlook of $6.1 - $6.3 billion 6 - 7 percent increase over 2006 expectations Expected sales growth in all segments Expected sales growth in all major market channels Net income per diluted share - outlook of $2.90 - $3.10, including: Margin improvement in Airframe Systems and Electronic Systems segments; sustained high margin performance in Engine Systems segment Effective tax rate of 33 - 34 percent Assumes successful completion of negotiations on new long-term agreement to supply landing gear to Boeing Assumes lower pension plan expense in 2007, compared to 2006 Increased foreign exchange translation costs of about $17 million compared to 2006, virtually all in first half of 2007

2007 Outlook 2007 Outlook Cash flow - net cash flow provided by operating activities, minus capital expenditures, expected to be about 50 percent of net income Capital expenditures of $270 - $290 million Approximately 40% expected to be associated with: Investments in low cost country manufacturing, Previously announced MRO facility expansions and new facilities to support aftermarket sales growth Capital expenditures related to the company-wide implementation of a new ERP system Preproduction and excess over average inventory Expected to grow about $100 million Investments in new programs - primarily Boeing 787 and Airbus A350 XWB Worldwide pension plan contributions of approximately $100 million

2007 Sales Expectations By Market Channel First 9 months 2006 Sales Mix Market 2007 Market Growth 2007 Goodrich Growth Market expectations - 2008 and beyond 9% 17% 26% Boeing OE Del. Airbus OE Del. Total (GR Weight) 12% 4% 7% About the same as OE delivery increases Growth continues for 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 7% Regional/Bus/GA OE (Weighted) ~5% Higher than OE delivery rate CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle 34% Aftermarket (Commercial/ Regional/Bus/GA) 4 - 5% Higher than market-based growth rate Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 25% Defense and Space OE and Aftermarket ~5% 3 - 5% OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 3% Heavy Maintenance Approx. Flat Sales fluctuate based on A/C age, timing and type of overhaul 5% Other Approx. Flat 100% Total 5 - 6% 6 - 7%

2007 Outlook Summary Continued robust growth in major commercial aerospace original equipment and aftermarket channels Expect segment OI margins to expand to 13 - 14% in 2007 Operational excellence and aftermarket growth On track to achieve 15% segment OI margin by 2009 Expect growth in EPS from continuing operations to be greater than sales growth Sales growth, margin expansion and EPS growth solidly on track with expectations

Earnings Outlooks 2006 and 2007 Outlooks do not include Impact of acquisitions or divestitures Resolution of A380 claim to Northrop Grumman

Goodrich - 2006 and Beyond

Conclusion Top Quartile Aerospace Returns Operational Excellence Leverage the Enterprise Balanced Growth Push aggressive Supply Chain Management and Continuous Improvement Drive breakthrough change in product and development costs using LPD and DFSS Improve Enterprise manufacturing and engineering efficiencies Use portfolio mass and breadth to capture market share Win new program positions Pursue Defense Markets and Government funding opportunities Aftermarket products and services expansion Manage investments at the portfolio level Provide Enterprise Shared Services Leverage SBU capabilities into integrated, higher level systems Simplify customer interfaces - act as "One Company" Goodrich Strategic Imperatives Focus on execution

Conclusion Top Quartile Aerospace Returns Operational Excellence Leverage the Enterprise Balanced Growth On-time delivery and quality improvement better than plan Cost reduction initiatives ahead of plan Supply Chain savings Broad enrollment in consumer directed health care plan 40% of employees selected Savings Plus retirement plan Excellent positions on 787 and A350 aircraft SUI acquisition enhances ISR capabilities Aftermarket sales growth faster than peers and industry Customer Service Directors at key airlines enhances One Face to the Customer Talent Management process gaining traction India design center established Our three-part Strategy is working 2006 Strategic Progress

Great market positions Good top line growth Expect commercial aftermarket growth greater than market growth (ASM's) Delivering on substantial margin improvement opportunity Expect margin improvement of 150 - 200 basis points in 2006 Expect to achieve 15% segment operating income margin by 2009 Cash flow invested in businesses or returned to shareholders Sustainable income growth beyond the OE cycle The Value Proposition for Goodrich 2006 - 2010 Expectations Entire organization focused on margin expansion - with a sense of urgency

Sustainable Growth Beyond the Peak of the Cycle Commercial Aftermarket Significantly larger fleet should fuel aftermarket strength Excellent balance between Boeing and Airbus Airbus and regional jet fleet is getting older, more mature - increased aftermarket support (especially A320) Greater content on newer, more efficient aircraft will provide long term aftermarket growth More long-term agreements ensuring share retention More opportunity for airline outsourcing MRO growth Enhanced global reach Expanding market share Greater infrastructure/capacity Aging of key OE platforms with significant GR content

Sustainable Growth Beyond the Peak of the Cycle Key Question - How can Goodrich sustain aftermarket growth higher than capacity growth in the airline system? Answer - Nacelle and thrust reverser positions on popular, aging aircraft Flight critical products containing high-wear moving parts which operate in extreme temperature and corrosive conditions Goodrich nacelle aftermarket opportunity peaks with nacelles ages 5 - 19 years

Expected A320 Aftermarket Impact As of 2006: Less than 30% of the fleet has gone through its first overhaul cycle at 7 years Robust and increasing production (rate 32 to 34) Within the next 10 years A320 fleet grows from 2,750 to 5,550 aircraft Aftermarket growth related to the A320 is expected to significantly outpace ASM growth

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Parts and Components 102.1 155.5 143.3 111.9 102.6 73.6 79.1 90.1 93.2 81.5 76.2 231.5 271.2 295 342 375.5 435.6 477.9 514.6 572.7 634.5 701.1 MRO 193.4 229.9 259.7 297.9 339.8 387.3 443.9 487.2 544.3 604.1 670.9 Nacelle and Thrust Reversers Expected Aftermarket Revenue Growth Solid and Sustainable Top Line Sales Growth